UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               -------------------

Date of report (Date of earliest event reported)  October 21, 2005
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                       ELECTRONIC SENSOR TECHNOLOGY, INC.
             (Exact Name of the Registrant as Specified in Charter)

Nevada                               333-87224                        98-0372780
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(State or Other Jurisdiction      (Commission                      (IRS Employer
of Incorporation)                 File Number)               Identification No.)

1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (805) 480-1994
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

On October 21, 2005, Electronic Sensor Technology, Inc. (the "Registrant") appointed TechMondial, Ltd. ("TechMondial"), of England, as a new distributor to the European Community of various products of the Registrant, including the zNose(R) Vapor Detector and Analyzer System. The Registrant has also terminated the distributorship of its former distributor to the European Community. TechMondial has ordered approximately US$3 million in zNose(R) Vapor Detector and Analyzer Systems and related products of the Registrant. TechMondial's order will replace a prior order placed by the Registrant's former European Community distributor, valued at approximately US$3 million.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ELECTRONIC SENSOR TECHNOLOGY, INC.



Date: October 21, 2005                      By: /s/ Matthew S. Collier
                                               ---------------------------------
                                               Name:  Matthew S. Collier
                                               Title: President and Chief
                                                      Executive Officer